UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2024

Emmaus Life Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35527	87-0419387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21250 Hawthorne Boulevard, Suite 800, Torrance, CA	90503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 214-0065

(Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

Appointment of Chief Executive Officer

On July 15, 2024, the Board of Directors of Emmaus Life Sciences, Inc. (“we,” “us,” “our,” “Emmaus” or the “company”) appointed Willis Lee as our Chief Executive Officer and eliminated the former offices of interim Co-President.

Mr. Lee served as interim Co-President of the company since August 21, 2023 and as our Chief Operating Officer since July 2019. He has also served as a director and the Chairman of the Board since July 2019 and October 2, 2023, respectively. Mr. Lee’s compensation as Chief Executive Officer will not change from his current compensation as described in “Item 11. Executive Compensation” beginning on page 51 of our Annual Report on Form 10-K, or Annual Report, filed with the Securities and Exchange Commission on July 3, 2024, which description is incorporated herein by reference.

George Sekulich, who served as interim Co-President along with Mr. Lee since October 2, 2023, will continue to serve as Chief Commercial Officer and Chief Information Officer, which offices he has held since August 2023 and July 2019, respectively. Prior to that time, he also served as Senior Vice President of Global Commercialization since July 2019.

For more information regarding Mr. Lee’s and Mr. Sekulich’s respective principal business experience, see “Item 10, Directors, Executive Officers and Corporate Governance” beginning on page 48 of our Annual Report, which information in incorporated herein by reference.

There are no family relationships between Mr. Lee and any of our other directors, executive officers, or persons nominated or chosen to become a director or executive officer.  Mr. Lee is not party to any current or proposed transaction for which disclosure is required under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2024	EMMAUS LIFE SCIENCES, INC.

	By:	/s/ YASUSHI NAGASAKI
	Name:	Yasushi Nagasaki
	Title:	Chief Financial Officer

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